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                                                                   EXHIBIT 23(I)


                       CONSENT TO BE NAMED AS A DIRECTOR


     I, Robert S. Nickoloff, hereby consent to be nominated as a director of Conseco, Inc., and to be named as a nominated director in the Form S-4 Registration Statement filed with the Securities and Exchange Commission by Conseco, Inc.



Date: May 20, 1998                              /s/ ROBERT S. NICKOLOFF


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                                                   Robert S. Nickoloff